SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2003

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

153 East 53rd Street, 57th Floor
New York, New York	10022-4624

42, rue Saint-Dominique
Paris, France	75007

Parkstraat 83,
The Hague,
The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c )    Exhibits

99.1    June 12, 2003 Schlumberger S.A. and Schlumberger PLC press release.

Item 9.    REGULATION FD DISCLOSURE

On June 12, 2003, Schlumberger S.A. and Schlumberger PLC, both wholly owned subsidiaries of Schlumberger Limited, commenced tender offers to purchase certain of their outstanding debt securities. A press release relating to the tender offers is attached as exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/s/ Frank A. Sorgie
Frank A. Sorgie Chief Accounting Officer

Date: June 12, 2003